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                                                                  Exhibit 10.13

                           REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into effective as of the 30th day of November, 1999, by and among Rackspace, Ltd., a Texas limited partnership (the "Company"), and the securities holders of the Company set forth on EXHIBIT A attached hereto (such persons being referred to herein as the "Investors" and individually as an "Investor").

                                    WITNESSETH:

     WHEREAS, each investor is acquiring Units of Limited Partners Interest ("Units") in the Company in accordance with the Second Amendment to Agreement of Limited Partnership of the Company, dated effective November 30, 1999 (the "Second Amendment"); and

     WHEREAS, one of the Investors, First Inning Investors, L.P. ("First Inning"), has the right to acquire additional Units pursuant to an Option Agreement ("Option Agreement") to be entered into in accordance with the Second Amendment; and

     WHEREAS, another investor, The Hamilton Companies LLC ("Hamilton"), has the right to acquire additional Units pursuant to an option ("Hamilton Option") granted in the Second Amendment: and

     WHEREAS the execution of this Agreement by the Investors is a condition to the closing of the transactions contemplated by the Second Amendment; and

     WHEREAS the Company has agreed to provide the Investors with certain registration rights with respect to the Registrable Securities.

     NOW THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the parties hereto hereby agree as follows:

     Section 1. CERTAIN DEFINITIONS. As used in this Agreement, the following definitions shall apply:

          "AFFILIATE" means a Person who directly or indirectly controls, is controlled by, or is under common control with, the Person referred to. For this purpose, "control" means the ability to direct or cause the direction of the management or affairs of a Person, whether through the ownership of voting securities, by contract or otherwise.

          "COMMISSION" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

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          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar successor federal statute, and the rules and regulations thereunder, all as the same shall be in effect from time to time.

          "FAMILY AFFILIATE" means, with respect to any Investor, (i) a natural Person who is a spouse, lineal descendent or spouse of a lineal descendent, or any trust or family trust of which the investor or any of such Persons is the trustee or a beneficiary (ii) a corporation, partnership, limited partnership, limited liability company or other business entity if and for so long as the Investor holds, directly or indirectly, equity securities or interests in such entity having the right to elect a majority of the members of the board of directors or other governing body or to otherwise manage the affairs of the entity.

          "HOLDER" means any holder of outstanding Registrable Securities; provided, however, that for all purposes under this Agreement, the holder of any Registrable Securities shall be deemed to be the Holder of the Registrable Securities into which such Registrable Securities are then convertible.

          "PERSON" means any natural Person, any unincorporated organization or association, and any partnership limited liability company, corporation, estate, trust, nominee, custodian or other individual or entity.

          The terms "REGISTER", REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act (and any post-effective amendments thereto filed or required to be filed), and the declaration or ordering of the effectiveness of such registration statement.

          "REGISTRABLE SECURITIES" means: (i) the Units held by the Investors issued pursuant to the Second Amendment, including any additional Units acquired by the Investors by exercise of any preemptive rights or rights of first refusal, (ii) the Units, if any, issued to First Inning pursuant to the Option Agreement, (iii) the Units, if any, issued to Hamilton pursuant to the Hamilton Option, and (iv) any securities of the Company issued or issuable, directly or indirectly, in respect of by way of exchange for such Units held by the Investors, together with any other securities which are issued with respect thereto by way of any stock split, stock dividend, recapitalization, reorganization, or similar event; PROVIDED, HOWEVER, that Registrable Securities shall not include any Registrable Securities which have previously been registered or sold to the public or which are eligible for sale to the public under paragraph (k) of Rule 144 as defined below.

          "REGISTRATION DATE" means the effective date of the first registration statement filed by the Company for an offering of its securities to the general public, or the date on which the Company first becomes subject to the registration requirements of Section 12(b) or Section 12(h) of the Securities Exchange Act, whichever first occurs.

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          "REGISTRATION EXPENSES" means all expenses incurred by the Company in complying with registration obligations hereunder, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of not more than one counsel chosen by the Holders who are the holders of a majority of Registrable Securities being registered, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company). Registration Expenses shall not include fees of counsel for the Holders other than of one counsel as set forth above or Selling Expenses as defined below.

          "REQUISITE HOLDERS" means Holders of not less than 50% of the Registrable Securities; except in the case of a Demand Registration for the first registered offering of the Company's securities it means holders of not less than 40% of the then outstanding equity securities of the Company.

          "RESTRICTED SECURITIES" means the securities of the Company required to bear the legend set forth in Section 2 hereof.

          "RULE 144" means Rule 144 promulgated under the Securities Act, or any similar successor rule, as the same shall be in effect from time to time.

          "RULE 145" means Rule 145 promulgated under the Securities Act, or any similar successor rule, as the same shall be in effect from time to time.

          "RULE 415" means Rule 415 promulgated under the Securities Act, or any similar successor rule, as the same shall be in effect from time to time.

          "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities.

          "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, as shall be in effect at the time.

          "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules, regulations and interpretations promulgated thereunder.

     Section 2.     DEMAND REGISTRATION.

          (a) REQUEST FOR REGISTRATION. If, at any time after the first to occur of (i) 180 days following the Registration Date or (ii) the third anniversary of this Agreement, the Company shall receive from the Requisite Holders a written request that the Company effect the registration under the Securities Act of the resale of Registrable Securities held by such Requisite Holders (a "Demand Registration"), then The Company shall:

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               (i)  promptly give written notice of the proposed registration to all other Holders; and

               (ii) use its best efforts to effect, as soon as practicable, the registration under the Securities Act (including, without limitation, by means of a shelf registration pursuant to Rule 415 under the Securities Act if so requested and if the Company is then eligible to use such a registration) of the Registrable Securities which the Company has been so requested to register, together with all or such portion of the Registrable Securities of any Holders joining in such request as are specified in a written request received by the Company within 20 days after the Company mails such written notice in accordance with the registration procedures set forth in Section 7 hereof;

PROVIDED, HOWEVER, that the Company shall not be obligated to take any action to effect any such registration under the Securities Act:

               (A) after the Company has effected one such registration pursuant to this Section 2 which have been declared or ordered effective and pursuant to which securities have been sold; or

               (B) if such request is for a shelf registration pursuant to Rule 415 of the Securities Act and is in connection with the first registration statement filed by the Company.

          Subject to the foregoing clauses (A) and (B) the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, and in any event within 120 days, after receipt of the request or requests of the Requisite Holders; PROVIDED, HOWEVER, that if the Company shall furnish to such Holder a certificate signed by the president of the Company stating that in the good faith judgment of the board of directors of the Company, it would be seriously detrimental to the Company or its shareholders for such registration statement to be filed on or before the date filing would be required and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a reasonable period not to exceed 90 days. The Company's right to delay such registration as set forth in the previous sentence may only be exercised one time during any twelve month period.

          (b) PRIORITY ON UNDERWRITTEN DEMAND REGISTRATIONS. If the Requisite Holders so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. In such event, if the managing underwriter or underwriters of the Demand Registration advise the Company and the Requisite Holders in writing that the total amount of Registrable Securities requested to be included in such offering would exceed the maximum amount of securities which can be marketed at a price reasonably related to the current fair market value of such securities without adversely affecting such offering (the "Underwriters Maximum Number"), the Company will be required to include in such registration to the extent of the Underwriters Maximum Number: FIRST, the Registrable Securities requested to be included in such registration by the Holders thereof, allocated PRO RATA among such Holders on the basis of the

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number of Registrable Securities requested to be included therein by each such Holder; and SECOND, any equity securities requested to be included in such registration by the Company and any other holders of such securities, allocated as determined by the Company subject to any agreements between the Company and any such holders.

          (c) SELECTION OF UNDERWRITERS. The managing underwriter or underwriters to be used in connection with such registration shall be selected by the Requisite Holders holding a majority of the Registrable Securities being registered. The Company shall have the right to approve the selection of any such underwriters, which approval shall not be unreasonably withheld.

          (d) UNDERWRITING AGREEMENTS. The Company shall (together with all Holders selling Registrable Securities) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Requisite Holders, and each Holder selling Registrable Securities shall participate in such underwriting.

          (e) WITHDRAWAL FROM UNDERWRITING. If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Requisite Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to 90 days after the effective date of such registration, or such other shorter period of time as the underwriters may require. If by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion and manner used in determining the underwriter limitation in this Section 2.

          (f)  INCLUSION AS A DEMAND REGISTRATION. For purposes of this
Section 2, a registration will not count as a Demand Registration until it has become effective; PROVIDED, HOWEVER, if the Requisite Holders withdraw their Registrable Securities (whether before or after the effectiveness of such registration), such demand will count as a Demand Registration for purposes of this Section 2 unless the Requisite Holders pay all of the Registration Expenses associated with such attempted registration.

          (g) RIGHTS OF OTHER SECURITIES HOLDERS JOINING DEMAND. In order for the Requisite Holders to make a Demand Registration that would result in the First public offering of the securities of the Company, it will be necessary to have other equity securities holders of the Company (as selected in the discretion of the Investors) join the Investors in making such demand. In such event, the holders of Company securities joining the Investors in that Demand Registration shall be entitled to participate in that particular registration on the same basis as the Investors.

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     Section 3.  PIGGYBACK REGISTRATION.

          (a) RIGHT TO INCLUDE REGISTRABLE SECURITIES. Whenever the Company proposes to register the sale of any of its equity securities under the Securities Act other than on Form S-4 or Form S-8 promulgated under the Securities Act or any similar form then in effect, the Company shall give written notice thereof to each Holder as soon as practicable (but in any event at least 30 days before such filing), offering such Holder the opportunity to register on such registration statement such number of Registrable Securities as such Holder may request in writing, subject to the provisions of section 3(b), not later than 20 days after the date of the giving of such notice (a "Piggyback Registration"). Upon receipt by the Company of any such request, the Company shall use reasonable efforts to, or in the case of an underwritten offering, to cause the managing underwriter or underwriters to, include such Registrable Securities in such registration statement (or in a separate registration statement concurrently filed) and to cause such registration statement to become effective with respect to such Registrable Securities in accordance with the registration procedures set forth in Section 7 hereof. If the Company's registration is to be effected pursuant to an underwritten offering, Registrable Securities registered pursuant to this Section 3 shall be distributed in accordance with such offering. Notwithstanding the foregoing, if at any time after giving written notice of its intention to register its equity securities and before the effectiveness of the registration statement filed in connection with such registration, the Company determines for any reason either not to effect such registration or to delay such registration, the Company may, at its election, by delivery of written notice to each Holder (A) in the case of a determination not to effect registration, relieve itself of its obligation to register the Registrable Securities in connection with such registration or
(B) in the case of a determination to delay registration, delay the registration of such Registrable Securities for the same period as the delay in the registration of such other equity securities. Each Holder requesting inclusion in a registration pursuant to this Section 3 may, at any time before the effective date of the registration statement relating to such registration, revoke such request by delivering written notice of such revocation to the Company (which notice shall be effective only upon receipt by the Company); PROVIDED, HOWEVER, that if the Company, in consultation with its financial and legal advisors, determines that such revocation would materially delay the registration or otherwise require a recirculation of the prospectus contained in the registration statement, then such holder shall have no right to so revoke its request.

          (b) PRIORITY IN PIGGYBACK REGISTRATION. Notwithstanding the foregoing, with respect to any primary registration that is underwritten and with respect to which the managing underwriter or underwriters advise the Company of an Underwriters Maximum Number, then the Company will so notify all Holders requesting inclusion in such registration and will be required to include in such registration, to the extent of the Underwriters Maximum
Number: FIRST, any equity securities that the Company proposes to sell for its own account (up to the Underwriters Maximum Number); SECOND, the Registrable Securities requested by Holders to be included in such registration allocated PRO RATA with any other holders of equity securities having piggyback registration rights on the basis of the number of securities requested to be included therein by each such holder; and THIRD, to the extent that the Underwriters Maximum Number has not been filled by the application of the preceding clauses, any further equity securities that the Company proposes to sell for its own account and/or

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any equity securities requested to be included in such registration by other holders of such securities, allocated as determined by the Company subject to agreements between the Company and any such holders.

          (c) SELECTION OF UNDERWRITERS. If any Piggyback Registration is in the form of an underwritten offering, the managing underwriter or underwriters and any additional investment bankers and managers to be used in connection with such registration shall be selected by the Company (subject to any separate agreement with the holders on behalf of which a secondary underwritten offering is being made). The selection of such underwriters shall also be subject to the approval by the Holders participating in such underwritten offering holding a majority of the Registrable Securities being registered, which approval shall not be unreasonably withheld.

          (d) UNDERWRITING AGREEMENTS. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company, and each Holder selling Registrable Securities shall participate in such underwriting.

          (e) WITHDRAWAL FROM UNDERWRITING. If any Holder or other holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 180 days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

          (f) RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

     Section 4. MARKET STANDOFF. If the Company at any time shall register the offer and sale of shares of Common Stock to the public under the Securities Act (including any registration pursuant to Sections 2 or 3), the Holders shall not sell publicly, make any short sale of, grant any option for the purchase of, or otherwise dispose publicly of, any Registrable Securities (other than those shares of Common Stock included in such registration pursuant to Sections 2 or 3) without the prior written consent of the Company for a period designated by the Company in writing to the Holders, which period shall begin not more than 10 days prior to the effectiveness of the registration statement pursuant to which such public offering shall be made and shall not last more than 180 days after the effective date of such registration statement. The Company shall obtain the agreement of any person permitted to sell shares of stock in a registration to be bound by and to comply with this Section 4 as if such person was a Holder hereunder.

     Section 5. EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with the one Demand Registration and the Piggyback Registrations shall be borne by the Company. All

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Selling Expenses relating to securities so registered as well as all
Registration Expenses relating to Demand Registrations and Piggyback Registrations not required to be borne by the Company shall be borne by the holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf.

     Section 6. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of Section 2 or 3 hereof to use its best efforts to effect promptly the registration of Registrable Securities, the Company shall:

          (a) Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective as provided herein;

          (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and current and to comply with the provisions of the Securities Act with respect to the sale of or other disposition of all Registrable Securities covered by such registration statement, including such amendments and supplements as may be necessary to reflect the intended method of disposition of the prospective seller or sellers of such Registrable Securities, but for no longer than one hundred eighty (180) days subsequent to the effective date of such registration in the case of a registration statement on Form S-1 (or any similar form of registration statement required to set forth substantially identical information) and for no longer than one hundred twenty (120) days in the case of a registration statement on Form S-3; PROVIDED, HOWEVER, that (i) such period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415 permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment that (I) includes any prospectus required by Section 10(a)(3) of the Securities Act or
(II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and (II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement;

          (c) Furnish to each prospective seller of Registrable Securities such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities of such seller;

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          (d)  Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

          (e) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange or approved for quotation on any inter-dealer quotation system on which similar securities issued by the Company are then listed or quoted;

          (f) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number of all such Registrable Securities, in each case not later than the effective date of such registration;

          (g) Use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any Holder may reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable any Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder; PROVIDED, HOWEVER, that the Company will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this paragraph (g);

          (h) Use its best efforts to cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable each Holder holding such Registrable Securities to consummate the disposition of such Registrable Securities;

          (i) Subject to the execution of confidentiality agreements in form and substance satisfactory to the Company, make available upon reasonable notice and during normal business hours, for inspection by each Holder holding such Registrable Securities, any underwiter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any Holder or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement;

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          (j)  Use its best efforts to obtain from its independent certified public accountants "cold comfort" letters in customary form and at customary times and covering matters of the type customarily covered by cold comfort letters;

          (k) Use its best efforts to obtain from its counsel an opinion or opinions in customary form;

          (l) Issue to any underwriter to which any Holder holding such Registrable Securities may sell shares in such offering certificates evidencing such Registrable Securities;

          (m) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

          (n) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 2 hereof, enter into an underwriting agreement reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains customary underwriting provisions and provided further that if the underwriter so requests the underwriting agreement will contain customary contribution provision; and

          (o) Use its best efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby.

     Section 7. INDEMNIFICATION. In the event any of the Registrable Securities are included in a registration statement under this Section:

          (a) The Company will indemnify each Holder, each of such Holder's officers and directors and partners (and each partner's officers, directors and partners) and such Holder's separate legal counsel and independent accountants, and each person controlling such Holder within the meaning of
Section 15 of the Securities Act, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained, on the effective date thereof, in any registration statement, any prospectus contained therein, or any amendment or supplement there to, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers, directors and partners (and each partner's

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officers, directors and partners) and such Holders' separate legal counsel and independent accountants and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder or underwriter and stated to be specifically for use therein.

          (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and its legal counsel and independent accountants, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained, on the effective date thereof in any such registration statement, any prospectus contained therein, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; provided, however, that the obligations of any such Holder hereunder shall be limited to an amount equal to the proceeds to each such Holder of Registrable Securities sold as contemplated herein.

          (c) Each party entitled to indemnification under this Section (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 8 to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

          (d) If the indemnification provided for in this Section 8 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying the Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party with respect to such loss, liability, claim, damage or expense in the proportion that is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and the Indemnified Party shall he determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party, and the parties, relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     Section 8. INFORMATION BY HOLDER. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section.

     Section 9. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company shall use its best efforts to:

          (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, beginning 90 days after (i) the Registration Date, or (ii) the Company issues an offering circular meeting the requirements of Regulation A under the Securities Act;

          (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act (at any time after it has become subject to such reporting requirements); and

          (c) Furnish to any Holder promptly upon request a written statement as to its compliance with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Securities Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

     Section 10. ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register securities granted under this Agreement may be assigned to a transferee or assignee in connection with the transfer or assignment of shares of Registrable Securities (i) to a Family Affiliate of the Holder, (ii) to Affiliates of the Holder, (iii) to the Company, (iv) to Persons to whom the Registrable Securities are transferred by reason of the Holder's death or involuntarily by operation of law, (v) pursuant to a transfer approved by the Company in its sole and absolute discretion, or (vi) to Persons to whom the Registrable Securities are transferred in accordance with the transfer restriction provisions, if any, in the limited partnership agreement, regulations, bylaws or other documents or agreements of Holder; provided, however, that the Company is given written notice thereof.

     Section 11. SUBSEQUENT PURCHASERS. Without the affirmative vote of the Holders of at least 66-2/3% of the Registrable Securities, the Company shall not grant to any purchaser of the Company's securities any demand registration rights, or any piggyback registration rights that, with respect to underwriters cutbacks, would be inconsistent or in conflict with the provisions hereof. Moreover, for so long as the holders of the Registrable Securities are entitled to exercise the registration rights described herein, they shall receive the benefit of any and all registration rights granted by the Company to any other person who is as of the date of this Agreement securities holder in the Company (or any affiliate of such existing securities holder) which are more favorable than the registration rights granted to the Investors herein.

     Section 12. TERM. This Agreement and all rights granted to the investors hereunder shall expire on the seventh anniversary of the date on which the first registration statement by the Company for an offering of its securities to the general public is declared effective by the Commission.

     Section 13.    MISCELLANEOUS.

          (a) NOTICES. Any notice or other communications required or permitted hereunder shall be deemed to be sufficient if contained in a written instrument delivered in person or by nationally-recognized overnight courier or duly sent by First Class certified mail, postage prepaid, or by telecopy addressed to such party at the address or telecopy number set forth below or such other address or telecopy number as may hereafter be designated in writing by the addressee to the addressor listing all parties:

          If to the Company:       Rackspace, Ltd.
                                   112 E. Pecan Street, Suite 600
                                   San Antonio, Texas 78205
                                   Telephone: (210) 892-4000
                                   Facsimile: (210) 892-4329
                                   Attn: Morris A. Miller


          If to the Investors:     Those addresses set forth next to each
                                   Investor's name, as set forth in EXHIBIT A

          (b) ENTIRE AGREEMENT; AMENDMENTS. This Agreement represents the entire agreement of the parties hereto, and supersedes any other agreements among the parties with respect to the subject matter hereof the terms and provisions of this Agreement may not be modified or amended, or any of the provisions hereof waived, except pursuant to the written consent of the Company and holders of a majority of the Registrable Securities.

          (c) ASSIGNMENT. This Agreement may not be assigned by any party without the prior written consent of the other parties, except by a Holder in accordance with Section 10 above. Any assignment which contravenes this Section shall be void AB INITIO.

          (d) COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

          (e) HEADINGS; INTERPRETATIONS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement. Whenever the context requires, references in this Agreement to the singular number shall include the plural and, likewise, the plural number shall include the singular, and words denoting gender shall include the masculine, feminine and neuter.

          (f) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without regard to the principles of conflicts of law thereof.

          (g) SEPARABILITY. In case any one or more of the provisions contained in this Agreement or any application thereof shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and other applications thereof shall not in any way be affected or impaired thereby.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed the day and date above written.

                              RACKSPACE, LTD.


                              By:  Macroweb, LC

                                   By: /s/ Graham M. Weston
                                      -----------------------------
                                        Graham M. Weston, Member

                                   By: /s/ Morris A. Miller
                                      -----------------------------
                                        Morris A. Miller, Member

                              INVESTORS:


                              MACROWEB, LC


                              By: /s/ Graham M. Weston
                                 ------------------------------
                                   Graham M. Weston, Member

                              By: /s/ Morris A. Miller
                                 ------------------------------
                                   Morris A. Miller, Member

                              ISOM CAPITAL PARTNERS I, LTD.


                              By:  BESK Funding Inc., General Partner

                                   By: /s/ S. James Bishkin
                                      ------------------------------
                                        S. James Bishkin, President

                              FIRST INNING INVESTORS, L.P.

                              By:  Trango Capital L.L.C., General Partner

                                   By: /s/ Quincy J. Lee
                                      ------------------------------
                                        Quincy J. Lee, Manager

                              MINIPAT & COMPANY, LTD.

                              By: /s/ Patrick Condon
                                 ----------------------------------
                              Title: President
                                    -------------------------------


                              THE HAMILTON COMPANIES, LLC

                              By: /s/ Frederic Hamilton
                                 ----------------------------------
                              Title: President
                                    -------------------------------


                              WESTON INVESTMENT INTERESTS, LLC

                              By: /s/ Graham M. Weston
                                 ----------------------------------
                              Title: member
                                    -------------------------------

                              MINIPAT & COMPANY, LTD.

                              By: /s/ Patrick Condon
                                 ----------------------------------


                              THE HAMILTON COMPANIES, LLC

                              By: /s/ Fredric C. Hamilton
                                 ----------------------------------
                              Title: President and Manager
                                    -------------------------------


                              WESTON INVESTMENT INTERESTS, LLC

                              By: /s/ Graham Weston
                                 ----------------------------------
                              Title: Member
                                    -------------------------------

                                    EXHIBIT A

                                    INVESTORS



1.   Macroweb LC
     111 Soledad, Suite 1100
     San Antonio, TX 78205
     Attn.: Graham Weston

2.   Isom Capital Partners I, Ltd.
     c/o BESK Funding, Inc., its General Partner
     970 Isom Road
     San Antonio, TX 78216
     Attn.: S. James Bishkin, President

3.   First Inning Investors, L.P.
     c/o Trango Capital L.L.C., its General Partner
     970 Isom Road
     San Antonio, TX 78216
     Attn.: Quincy J. Lee

4.   MiniPat & Company, Ltd.
     13515 West Avenue, No. 236
     San Antonio, TX 78216
     Attn.: Patrick Condon


5.   The Hamilton Companies LLC
     1560 Broadway, Suite 2200
     Denver, CO 80202
     Attn.: Lisa Ireland

6.   Weston Investment Interests, LLC
     111 Soledad, Suite 1100
     San Antonio, TX 78205
     Attn.: Graham Weston

                   AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

         This Amendment to Registration Rights Agreement is made this 22nd day of February, 2000, by and among Rackspace, Ltd., a Texas limited partnership, Macroweb, LC, Trout, Ltd., Isom Capital Partners I, Ltd., First Inning Investors, L.P., MiniPat & Company, Ltd., The Hamilton Companies LLC, Weston Investment Interest, L.L.C., and 2M Technology Ventures, L.P.

         The parties hereby amend the Registration Rights Agreement dated November 30, 1999 to include as an "Investor", Hamilton that has acquired an additional 238,095.24 Class C Units, and 2M Technology Ventures, L.P. that has acquired 119,047.62 Class C Units. In addition, as specified by the Second Amendment to the Agreement of Limited Partnership of Rackspace, Ltd., the parties acknowledge that Trout, Ltd. is also included as an Investor rather than Macroweb, LC.



                                    RACKSPACE, LTD.

                                         By: Macroweb, LC, general partner

                                             By: /s/ Graham M. Weston
                                                --------------------------------

                                             By: /s/ Morris A. Miller
                                                --------------------------------
                                                      Member


                                    Macroweb, LC

                                    /s/ Morris A. Miller
                                    --------------------------------------------
                                    Morris A. Miller, Member

                                    /s/ Graham M. Weston
                                    --------------------------------------------
                                    Graham M. Weston, Member

                                    Trout, Ltd.

                                    By:      Knightsbridge, L.C.,General Partner


                                             By: /s/ Graham Weston
                                                --------------------------------
                                             Its: Member
                                                 -------------------------------

                              CLASS C LIMITED PARTNERS


                                    Isom Capital Partners I, L.P.

                                    By:      BESK Funding, Inc., General Partner


                                             By: /s/ S. James Bishkin
                                                --------------------------------
                                                 S. James Bishkin
                                                 President


                                    First Inning Investors, L.P.

                                    By:      Trango Capital L.L.C., General
                                             Partner


                                             By: /s/ Quincy J. Lee
                                                --------------------------------
                                                 Quincy J. Lee, Manager


                                    The Hamilton Companies LLC


                                    By: /s/ Frederic Hamilton
                                       -----------------------------------------

                                    Weston Investment Interest, L.L.C.


                                    By: /s/ Graham Weston
                                       -----------------------------------------

                                    Title: Member
                                          --------------------------------------

                                    MiniPat & Company, Ltd.


                                    By: /s/ Patrick Condon
                                       -----------------------------------------

                                    Title: President
                                          --------------------------------------


                                    2M Technology Ventures, L.P.

                                    By:  2M Technology Group, L.L.C.
                                    Its:   General Partner

                                               By: /s/ Steven D. Leeke
                                                  ------------------------------